UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2016

Infinity Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

784 Memorial Drive, Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At our annual meeting of stockholders held on June 17, 2016, our stockholders voted on two matters as follows:

1.	The following eight nominees were elected to our Board of Directors to serve for a one-year term expiring at the 2017 annual meeting of stockholders:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
José Baselga, M.D., Ph.D.	34,847,731	77,196	21,132	4,804,032
Jeffrey Berkowitz, J.D.	34,841,558	83,319	21,182	4,804,032
Anthony B. Evnin, Ph.D.	34,591,006	333,384	21,669	4,804,032
Eric S. Lander, Ph.D.	34,670,578	262,411	13,070	4,804,032
Adelene Q. Perkins	34,243,031	624,066	78,962	4,804,032
Norman C. Selby	34,801,506	123,195	21,358	4,804,032
Ian F. Smith	34,846,851	87,035	12,173	4,804,032
Michael C. Venuti, Ph.D.	34,832,820	100,958	12,281	4,804,032

2.	The appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year was ratified.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
39,605,205	129,021	15,865	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: June 22, 2016	By:	/s/ William C. Bertrand, Jr.
William C. Bertrand, Jr. EVP, General Counsel